                                                                    EXHIBIT 99.2

                  GRAND PRIX ASSOCIATION OF LONG BEACH, INC.
              PRO FORMA CONDENSED COMBINING FINANCIAL STATEMENTS
                                MARCH 31, 1996
                                  (UNAUDITED)

  The following unaudited pro forma condensed combining balance sheet as of March 31, 1996, pro forma statements of operations for the nine months ended March 31, 1996 and for the year ended June 30, 1995 illustrate the effect of the acquisition by the Company of substantially all of the net assets of the Memphis Motorsports Facility (including, but not limited to cash, prepaid expenses, property and equipment, certain accrued liabilities and deferred revenues) which is currently anticipated to occur in late June 1996, in exchange for the assumption of approximately $2,500,000 in liabilities of the seller which will be repaid by the Company at the closing of the initial public offering and issuance of $2,500,000 of the Company's Series B Convertible Preferred Stock as described elsewhere herein (Note 3), the private placement of 312,500 shares of the Company's Series A Convertible Preferred Stock for net proceeds of $2,300,000 which private placement closed concurrently with the Municipal Bond Offering on June 21, 1996 (Note 1), the issuance in late June 1996 of $21,500,000 in principal amount of Bonds issued by SWIDA (Note 2), and the issuance of 1,350,000 shares of Common Stock in this offering for net proceeds estimated to be $12,065,500 (Note 4). The Memphis Motorsports Facility acquisition is being accounted for as a purchase, with the assets acquired and liabilities assumed being recorded at estimated fair market value. The unaudited pro forma combining balance sheet assumes that each of these transactions occurred on March 31, 1996 and the unaudited pro forma combining statements of operations assumes that each of these transactions occurred at the beginning of the periods presented.

  The pro forma adjustments are based upon currently available information and upon certain assumptions that the Company believes are reasonable. The acquisition of the Memphis Motorsports Facility has been recorded based upon the estimated fair market value of the tangible assets acquired at the date of acquisition. The adjustments included in the unaudited pro forma combining financial statements represents the Company's preliminary determination of these adjustments based upon available information. There can be no assurance that the actual adjustments will not differ significantly from the pro forma adjustments reflected in the pro forma financial information.

  The unaudited pro forma combining financial statements are not necessarily indicative of either future results of operations or results that might have been achieved if the foregoing transactions had been consummated as of the indicated dates. The unaudited pro forma combining financial statements should be read in conjunction with the historical financial statements of the Company and the Memphis Motorsports Facility, together with the related notes thereto, included elsewhere in this Prospectus.

                  GRAND PRIX ASSOCIATION OF LONG BEACH, INC.

                  PRO FORMA CONDENSED COMBINING BALANCE SHEET
                             AS OF MARCH 31, 1996
                                  (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                INITIAL
                                                      PRIVATE        BOND         MEMPHIS        PUBLIC    ADJUSTED
                          THE COMPANY MEMPHIS (11) PLACEMENT (1) OFFERING (2) ACQUISITION (3) OFFERING (4) PRO FORMA
                          ----------- ------------ ------------- ------------ --------------- ------------ ---------
ASSETS                                              (NOT COVERED BY ACCOUNTANTS' REPORTS)
 Current
  Cash and cash
   equivalents...........     $ 1,696     $   168       $ (100)      $  --          $ --           $9,565     $11,329
  Accounts receivable....         274         101         --            --            (101)          --           274
  Notes receivable.......          15        --           --            --            --             --            15
  Prepaid expenses and
   other assets..........       1,626          16         --            --            --             --         1,642
  Deferred major event
   expenses..............       3,102        --           --            --            --             --         3,102
  Deferred income taxes,
   current...............          29        --           --            --            --             --            29
  Inventories............          93          15         --            --            --             --           108
                              -------     -------       ------       -------        ------         ------     -------
 Total Current Assets...        6,835         300         (100)         --            (101)         9,565      16,499
  Restricted cash--
   redevelopment fund....       --           --           --          18,127          --             --        18,127
  Restricted cash--debt
   service fund..........       --           --          2,400         2,550          --             --         4,950
  Property and equipment,
   net...................       3,573       3,857         --            --           1,143           --         8,573
  Deferred loan costs,
   net...................         132        --           --             823          --             --           955
  Intangible assets,
   net...................          29        --           --            --             636           --           665
  Deferred income taxes,
   noncurrent............         169        --           --            --            --             --           169
                              -------     -------       ------       -------        ------         ------     -------
  TOTAL ASSETS...........     $10,738     $ 4,157       $2,300       $21,500        $1,678         $9,565     $49,938
                              =======     =======       ======       =======        ======         ======     =======
LIABILITIES AND SHAREHOLDERS' EQUITY
 Current Liabilities
  Notes payable, current.     $   230     $   841       $ --         $  --          $ (841)        $ --       $   230
  Accounts payable.......         294           6         --            --            --             --           300
  Accrued liabilities....         119          22         --            --            --             --           141
  Income taxes payable...       --              2         --            --            --             --             2
  Accrued interest.......       --             38         --            --            --             --            38
  Deferred revenue.......       6,341         310         --            --            --             --         6,651
  Notes payable to former
   Memphis shareholders..       --           --           --            --           2,500         (2,500)         --
                              -------     -------       ------       -------        ------         ------     -------
 Total Current
  Liabilities............       6,984       1,219         --            --           1,659         (2,500)      7,362
 Long-term debt, less
  current maturities
   Notes payable..........      1,585       3,207         --            --          (3,207)          --         1,585
   Other liabilities......      --           --           --            --            --             --         --
   Deferred income taxes..      --           --           --            --             457           --           457
   Bonds payable, long
    term..................      --           --           --          21,500          --             --        21,500
                              -------     -------       ------       -------        ------         ------     -------
 Total Liabilities......        8,569       4,426         --          21,500        (1,091)        (2,500)     30,904
                              -------     -------       ------       -------        ------         ------     -------
Series B Mandatorily
 Redeemable Convertible
 Preferred Stock........        --          --             --          --            2,500            --       2,500
                              -------     -------       ------       -------        ------         ------     -------
  Preferred stock, Series
   A.....................       --           --          2,300          --            --           (2,300)      --
  Common stock, no par
   value.................       1,281       1,743         --            --          (1,743)        14,365      15,646
  Paid-in capital........         129       3,889         --            --          (3,889)          --           129
  Retained earnings
   (deficit).............       1,150      (5,901)        --            --           5,901           --         1,150
  Shareholder notes......        (391)       --           --            --            --             --          (391)
                              -------     -------       ------       -------        ------         ------     -------
                                2,169        (269)       2,300          --             269         12,065      16,534
                              -------     -------       ------       -------        ------         ------     -------
TOTAL LIABILITIES AND
 SHAREHOLDERS' EQUITY...      $10,738     $ 4,157       $2,300       $21,500        $1,678         $9,565     $49,938
                              =======     =======       ======       =======        ======         ======     =======

                   GRAND PRIX ASSOCIATION OF LONG BEACH, INC.

             PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED JUNE 30, 1995(12)
                                  (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                PRIVATE      BOND         MEMPHIS    ADJUSTED
                          THE COMPANY MEMPHIS  PLACEMENT   OFFERING     ACQUISITION  PRO FORMA
                          ----------- -------  ---------   --------     -----------  ---------
                                     (NOT COVERED BY ACCOUNTANTS' REPORTS)
Major event revenues:
  Admissions............   $   4,271  $2,025     $--       $  --           $--       $   6,296
  Sponsorships..........       2,523     209      --          --            --           2,732
  Ancillary.............       2,988     512      --          --            --           3,500
                           ---------  ------     ----      -------         ----      ---------
Total major event
 revenues...............       9,782   2,746      --          --            --          12,528
  Other operating
   revenues.............       1,845     105      --          --            --           1,950
                           ---------  ------     ----      -------         ----      ---------
Total revenues..........      11,627   2,851      --          --            --          14,478
                           ---------  ------     ----      -------         ----      ---------
Expenses:
  Major event expenses..       5,638   1,832      --          --            --           7,470
  Other operating
   expenses.............       1,458      86      --          --            --           1,544
  General and
   administrative
   expenses.............       2,250     597      --          --            --           2,847
  Depreciation &
   amortization.........         371     309      --          --             45 (7)        725
                           ---------  ------     ----      -------         ----      ---------
                               9,717   2,824      --          --             45         12,586
                           ---------  ------     ----      -------         ----      ---------
Income (loss) from
 operations.............       1,910      27      --          --            (45)         1,892
                                                               (55)(5)
Other income (expense)..        (133)   (336)      72 (6)   (1,960)(6)      319 (8)     (2,093)
                           ---------  ------     ----      -------         ----      ---------
Income (loss) before
 taxes..................       1,777    (309)      72       (2,015)         274           (201)
Benefit (provision) for
 income taxes...........        (735)   --        (30)(9)      771 (9)       14 (9)         20 (9)
                           ---------  ------     ----      -------         ----      ---------
Net income (loss).......   $   1,042  $ (309)    $ 42      $(1,244)        $288      $    (181)
                           =========  ======     ====      =======         ====      =========
Pro forma earnings
 (loss) per share.......   $    0.51                                                 $   (0.05)(10)
                           =========                                                 =========
Weighted average number
 of common shares
 outstanding............   2,026,640                                                 3,959,340 (10)
                           =========                                                 =========

                   GRAND PRIX ASSOCIATION OF LONG BEACH, INC.

             PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS
                 FOR THE NINE MONTHS ENDED MARCH 31, 1996(12)
                                  (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                PRIVATE      BOND         MEMPHIS     ADJUSTED
                          THE COMPANY  MEMPHIS PLACEMENT   OFFERING     ACQUISITION  PRO FORMA
                          -----------  ------- ---------   --------     -----------  ----------
                                      (NOT COVERED BY ACCOUNTANTS' REPORTS)
Major event revenues:
  Admissions............  $   --        $ 451    $--       $  --           $--       $      451
  Sponsorships..........      --          103     --          --            --              103
  Ancillary.............      --          176     --          --            --              176
                          ----------    -----    ----      -------         ----      ----------
Total major event
 revenues...............      --          730     --          --            --              730
  Other operating
   revenues.............       2,116       77     --          --            --            2,193
                          ----------    -----    ----      -------         ----      ----------
Total revenues..........       2,116      807     --          --            --            2,923
                          ----------    -----    ----      -------         ----      ----------
Expenses:
  Major event expenses..      --          391     --          --            --              391
  Other operating
   expenses.............       1,376       55     --          --            --            1,431
  General and
   administrative
   expenses.............       2,200      400     --          --            --            2,600
  Depreciation &
   amortization.........         300      231     --          --             33 (7)         564
                          ----------    -----    ----      -------         ----      ----------
                               3,876    1,077     --          --             33           4,986
                          ----------    -----    ----      -------         ----      ----------
Income (loss) from
 operations.............      (1,760)    (270)    --          --            (33)         (2,063)
                                                               (41)(5)
Other income (expense)..        (134)    (275)     54 (6)   (1,470)(6)      239 (8)      (1,627)
                          ----------    -----    ----      -------         ----      ----------
Income (loss) before
 taxes..................      (1,894)    (545)     54       (1,511)         206          (3,690)
Benefit (provision) for
 income taxes...........         784     --       (22)(9)      578 (9)      140 (9)       1,480 (9)
                          ----------    -----    ----      -------         ----      ----------
Net income (loss).......  $   (1,110)   $(545)   $ 32      $  (933)        $346      $   (2,210)
                          ==========    =====    ====      =======         ====      ==========
Pro forma earnings
 (loss) per share.......  $    (0.55)                                                $    (0.56)(10)
                          ==========                                                 ==========
Weighted average number
 of common shares
 outstanding............   2,029,806                                                  3,959,340 (10)
                          ==========                                                 ==========

                  GRAND PRIX ASSOCIATION OF LONG BEACH, INC.

          NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                MARCH 31, 1996
                                  (UNAUDITED)

 1. Represents the net proceeds of approximately $2,300,000 received in a private placement of 312,500 shares of the Company's Series A Convertible Preferred Stock, which private placement closed concurrently with the closing of the Municipal Bond Offering on June 21, 1996. These shares of Series A Convertible Preferred Stock have an $8.00 liquidation and redemption value and will automatically be converted into shares of Common Stock upon completion of this offering at the lower of $8.00 per share or 80% of the initial public offering price. The net proceeds from the private placement will be used by the Company to establish the debt service reserve fund required with respect to the Municipal Bond Offering (see Note 2).

 2. Represents proceeds from the borrowing of $21,500,000 pursuant to the SWIDA Loan net of issuance costs estimated to be $823,000. The SWIDA Loan bears interest at varying rates ranging from 8.35% to 9.25% with an effective yield of approximately 9.1% with interest only payable through August 1999, with debt service payments beginning in February 2000 through February 2017. The net proceeds from the SWIDA Loan are to be used to fund the redevelopment and expansion of the Gateway Raceway Facility and debt service as required under the terms of the SWIDA Loan. See "Description of Securities -- the Bonds."

 3. Represents the acquisition of substantially all of the net assets of the Memphis Motorsports Facility by the Company in June 1996, allocated as follows:

    Cash paid at closing of initial public offering to
     pay notes payable to former Memphis shareholders..             $2,500,000
    Series B Mandatorily Reedemable Convertible
     Preferred Stock issued............................              2,500,000
                                                                    ----------
    Total consideration                                              5,000,000
      Net deficit of Memphis as of March 31, 1996......   (268,940)
      add--Notes payable paid at closing of initial
       public offering.................................  2,500,000 add--Notes payable not assumed...................  1,548,126
      less--Accounts receivable, not purchased.........   (100,785)
                                                         ---------
      Net assets acquired..............................              3,678,401
                                                                    ----------
    Excess of cost over net book value of assets
     acquired..........................................             $1,321,599
                                                                    ==========

  The Series B Mandatorily Reedemable Convertible Preferred Stock has been valued at $10.00 per share (the issuance price of the Common Stock in this offering). An aggregate of 250,000 shares of Series B Mandatorily Convertible Preferred Stock will be issued upon the closing of the acquisition of the Memphis Motorsports Facility based on the initial price to the public of the shares sold in this offering. See "Description of Securities -- Preferred Stock." The Series B Mandatorily Reedemable Convertible Preferred Stock will bear a cumulative 4.185% dividend rate and is convertible on a one-for-one basis at the option of the holders on or after June 30, 1997 into the Company's Common Stock. If the Series B Mandatorily Redeemable Convertible Preferred Stock has not been converted into Common Stock by December 31, 1998, the Company is obligated to redeem any outstanding Series B Mandatorily Redeemable Convertible Preferred Stock at a nominal consideration plus unpaid dividends and assume specified liabilities of the seller not to exceed $1,500,000. The excess of cost over fair value of assets acquired has been allocated to fixed assets (including land) and intangible assets in the pro forma balance sheet as of March 31, 1996 based upon management's preliminary estimates. The Company is in the process of working with independent consultants to obtain valuations of individual assets and the excess purchase price will be determined based upon these valuations. Deferred tax liabilities have been recorded for the basis differential of the assets, as this acquisition has been structured as a non-taxable transaction. This transaction will be accounted for using the purchase method.

 4. Represents the estimated net proceeds of $12,065,500 in connection with the issuance of 1,350,000 shares of Common Stock offered in this offering together with the payment of the note payable to the former Memphis shareholders and mandatory conversion of the Series A Convertible Preferred Stock (See Note 1) into Common Stock.

 5. Represents the amortization of the debt issuance costs related to the Bonds.

 6. Represents Bond interest expense, net of interest earned on restricted cash in the debt service fund.

 7. Represents the depreciation of fixed assets over ten years (except land) and amortization of the intangible assets over a 20 year life obtained in the acquisition of the Memphis Motorsports Facility.

 8. Represents the elimination of the interest expense of Memphis notes payable paid at closing of the initial public offering and not assumed by the Company.

 9.  To adjust tax provision to the Company's historical effective rate.

10. Computes earnings (loss) per share as if all transactions occurred as of the beginning of the periods presented computed as follows:

    Common Stock outstanding as of March 31, 1996..................... 1,978,090
    Shares issued in initial public offering.......................... 1,350,000
    Series A Convertible Preferred Stock, as converted................   312,500
    Series B Convertible Preferred Stock, as converted................   250,000
                                                                       ---------
                                                                       3,890,590
    Dilutive impact of Series A Convertible Stock, issued below
     initial public offering price....................................    68,750
                                                                       ---------
                                                                       3,959,340
    Dilutive impact of stock options..................................   321,909
                                                                       ---------
                                                                       4,281,249
                                                                       =========

  Stock options and warrants have not been included as they would be anti-dilutive.

  The pro forma earnings (loss) per share calculated assuming that the Series B Convertible Preferred Stock is not converted and deducting dividends related to the Series B Convertible Preferred Stock ($105,000 for the year ended June 30, 1995 and $78,000 for the nine months ended March 31, 1996) would be $(0.08) per share for the year ended June 30, 1995 and $(0.62) per share for the nine months ended March 31, 1996.

11. Certain balances in the Memphis Motorsports Facility historical financial statements have been reclassified to conform to the Company's financial statement presentation.

12. The proforma condensed combining statement of operations for the nine months ended March 31, 1996 combines the unaudited statement of operations of the Company for the nine months ended March 31, 1996 with the unaudited results of operations of the Memphis Motorsports Facility for the nine months ended March 31, 1996. The proforma condensed combining statement of operations for the year ended June 30, 1995 combines the audited statement of operations of the Company for the year ended June 30, 1995 with the audited statement of operations of the Memphis Motorsports Facility for the year ended December 31, 1995. The revenues and net loss for the six months ended December 31, 1995 (unaudited) that are included both as part of the fiscal year and the subsequent interim period for the Memphis Motorsports Facility are $780,000 and $(292,000), respectively.